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                                                                Exhibit No. 23.2



                          INDEPENDENT AUDITORS' CONSENT



     As Independent Public Accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement.




                                                /s/ ARTHUR ANDERSEN LLP
                                                January 27, 1999